SUPPLEMENT DATED August 01, 2003
                                       TO
                          PROSPECTUS DATED MAY 1, 2003

                                     GROUP UNALLOCATED VARIABLE ANNUITY CONTRACT
                                                               ISSUED BY
                                             AMERICAN NATIONAL INSURANCE COMPANY
                                                              THROUGH ITS
                             AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT


This supplement updates certain information contained in your prospectus. Please read it carefully and keep it with your prospectus for future reference.


         Effective August 18, 2003, the subaccount investing in the Federated International Small Company Fund II, an investment option under your Group Unallocated Variable Annuity Contract ("Contract"), will be closed to new monies. The Board of Trustees of the Federated Insurance Series has notified American National Insurance Company ("American National") that it intends to liquidate the Federated International Small Company Fund II ("Federated International Fund") on or about November 21, 2003.

         Effective August 18, 2003, the subaccount investing in the Federated International Fund will no longer accept new premiums and transfers from other subaccounts. Monies already allocated to the subaccount investing in the Federated International Fund will remain in that subaccount until the earlier of: (i) the date American National receives contrary instructions from the Contract Owner ("you"), or (ii) the Substitution Date, as defined in this supplement.

         In addition, the Federated International Fund subaccount will be deleted, wherever listed, from any instructions you have given us regarding your premium allocation. American National will reassign the percentages previously assigned to the Federated International Fund subaccount on a pro-rata basis among the remaining subaccounts listed in your instructions. If you want us to treat your allocations differently, please call us at 1-800-306-2959.

         On or about November 21, 2003 (the "Substitution Date"), American National will purchase shares of the American National Fund Money Market Portfolio ("Money Market Portfolio") with the proceeds it receives from the liquidation of the Federated International Fund.
         The investment objective and strategies of the Money Market Portfolio are summarized below. Contract Owners should carefully read the portfolio's prospectus.

                  The Money Market Portfolio seeks the highest current income consistent with the preservation of capital and maintenance of liquidity. The Money Market Portfolio seeks to achieve its objective by investing in high-quality short-term money market instruments, including: obligations of the U.S. Government and its agencies, certificates of deposit, banker's acceptances, commercial paper, collateralized mortgage obligations, and corporate bonds and notes. The Money Market Portfolio limits its investments to those short-term securities that it determines present minimal credit risk and meet certain rating requirements (in the two highest short-term rating categories).

         From the date of this Supplement to the Substitution Date, each Contract Owner is permitted to make one transfer of all amounts in the subaccount invested in the Federated International Fund to one, or several, of the other subaccounts available in your Contract. A fee will not be assessed for this transfer and it will not affect the number of transfers permitted under your Contract. Also, American National will not exercise any rights reserved under your Contract to impose additional restrictions on transfers until at least 30 days after the Substitution Date. You will be sent a confirmation statement of any transfer.

         If you have not transferred out of the Federated International Fund subaccount by the Substitution Date, American National will automatically invest any monies American National receives upon the liquidation of the Federated International Fund into the subaccount investing in the Money Market Portfolio.

         After the Substitution Date, if you have not voluntarily transferred out of the Federated International Fund subaccount, you will be sent a written confirmation statement and notice informing you that the substitution into the subaccount investing in the Money Market Portfolio has been carried out. You are not required to transfer monies out of the Money Market Portfolio subaccount. However, you may choose to make a transfer at any time after the Substitution Date and transfer all monies that were automatically transferred into the Money Market Portfolio subaccount, into one, or several, of the other subaccounts available in your Contract without restriction.